SEGMENTS, MAJOR CUSTOMERS AND GEOGRAPHIC INFORMATION - Schedule of reconciliation of operating profit (loss) from segments to consolidated (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Operating income (loss)
Total operating (loss) of reportable segments	$ (322)	$ (777)	$ (3,359)
Financial income (expenses), net	2,060	1,020	(663)
Income (loss) before income taxes	$ 1,738	$ 243	$ (4,022)